UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  March 31, 2017

Item 1. Report to Stockholders.

Smith Group Funds

Smith Group Large Cap Core Growth Fund

Investor Class Shares — BSLNX
Institutional Class Shares — BSLGX

Semi-Annual Report

www.smithgroupfunds.com	March 31, 2017

SMITH GROUP LARGE CAP CORE GROWTH FUND

Dear Investor,

For the six month period ended March 31, 2017, the first half of the fiscal year, the Smith Group Large Cap Core Growth Fund’s return on a net asset value basis was 8.67% for the Institutional Class and 8.70% for the Investor Class. These returns included dividends of $1.58 per share for the Institutional Class and dividends of $1.54 per share for the Investor Class. Fund performance was slightly less than the performance of the broader market as the S&P 500® Index posted a return of 10.12% for the same period.

The Fund’s performance for the period was influenced by considerable volatility in the market.  The Fund struggled for the first quarter of the new fiscal year while the uncertainty around the election was at its peak, but stabilized during the second quarter as the policy proposals of the new administration started to take shape. While economic data continued to improve, expectations that the Federal Reserve Board would consider a rate increase and the uncertainty of the election drove the market down towards election day. The market reversed course a few days before the election as the Federal Bureau of Investigation cleared Hillary Clinton, while the rally continued with Donald Trump winning the election as he outlined initiatives friendly to business to promote job-growth.  The gyrations in the market had investors favor companies with deep-value characteristics such as low Price/Earnings ratios and high Dividend Yields, as well as the perceived safety in the mega-capitalization stocks such as Apple and Microsoft. Although, as the rally continued through the second fiscal quarter with good jobs data and higher business optimism, the value-characteristics faded in favor of more growth oriented stocks.

While the Fund lagged the benchmark during the period, the Information Technology and Industrials sectors provided good relative performance.  In Information Technology, positive moves by shares of Arista Networks and Take-Two Interactive helped the Fund.  Arista Networks, Inc., a manufacturer of components targeting the switch to cloud-based networking delivered solid revenues and earnings. The stock responded favorably with a 55% move during the period. Take-Two Interactive, Inc., an entertainment software provider best known for its NBA-games and the Grand Theft Auto-franchise, continued to respond favorably to new releases of games.  Its shares gained 31% during the six-month period. In the Industrials sector, the Fund’s positions in motion control system manufacturer Parker-Hannifin and defense contractor General Dynamics provided significant returns, gaining 29% and 22%, respectively, for the period.

On the negative side, the Fund’s holdings in the Energy and Consumer Discretionary sectors were laggards. The Fund’s Energy exposure was a big benefit to the Fund’s performance the last six months of the previous fiscal year, but some of that return reversed during this most recent six-month period. For instance, SM Energy declined 38% this period after a gain of 105% during the prior six months. In Consumer Discretionary, the retailers continued to struggle as consumer spending disappointed. Dick’s Sporting Goods declined 12% during the period as the Sports Authority bankruptcy store closing discounting hurt competing companies. Target Corp. was also a disappointment as the holiday season was much weaker than anticipated. The stock declined 17% before it was sold in January.

While we feel some disappointment with the Fund’s performance relative to the benchmark during the first six months of the fiscal year, we are encouraged by the portfolio’s performance as the volatility in the market diminished during the second quarter. Seeing investors reward companies that deliver results in excess of expectations fits well with the Smith Group investment process. The environment of continued economic growth should provide a solid foundation for strong business performance of the companies in the Fund going forward. We continue to believe our focus on high quality companies where earnings can exceed market expectations is key to generating excess returns over the long term. Thank you for placing your trust in Smith Group Asset Management. As always, we appreciate the opportunity to serve your investment needs.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The price-to-earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

The Smith Group Funds are distributed by Quasar Distributors, LLC

SMITH GROUP LARGE CAP CORE GROWTH FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return — As of March 31, 2017

	1 Year	5 Year	Since Inception
Investor Class(1)	16.55%	11.80%	4.86%
Institutional Class(2)	16.63%	12.03%	5.10%
S&P 500® Index(3)	17.17%	13.30%	6.75%
Russell 1000® Growth Index(4)	15.76%	13.32%	8.36%

(1)
The Investor Class shares commenced operations on February 24, 2014.  Performance shown for the Investor Class shares, prior to  inception of the Investor Class shares, is based on performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(2)	The Institutional Class shares commenced operations on June 1, 2007.
(3)
The S&P 500® Index is a stock market index based on the market capitalization of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an Index.

(4)
The Russell 1000® Growth Index is an unmanaged, capitalization-weighted Index that measures the performance of those companies within the Russell 1000® Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an Index.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Sector Allocation(1) (Unaudited)
As of March 31, 2017
(% of Net Assets)

Top Ten Holdings(1)(2) (Unaudited)
As of March 31, 2017
(% of Net Assets)

Adobe Systems, Inc.	2.7%
Cintas Corp.	2.7%
Nordstrom, Inc.	2.6%
Arista Networks, Inc.	2.6%
Wal-Mart Stores, Inc.	2.6%
Parker-Hannifin Corp.	2.5%
Facebook, Inc., Class A	2.5%
C.R. Bard, Inc.	2.5%
Alphabet, Inc., Class A	2.5%
Citrix Systems, Inc.	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-Term Investment is not included.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Expense Example (Unaudited)
March 31, 2017

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 — March 31, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(10/1/2016)	(3/31/2017)	(10/1/2016 to 3/31/2017)
Investor Class Actual(2)	$1,000.00	$1,087.00	$5.41
Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24

Institutional Class Actual(2)	$1,000.00	$1,086.70	$4.11
Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.04% and 0.79% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2017 of 8.70% and 8.67% for the Investor Class and Institutional Class, respectively.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments (Unaudited)
March 31, 2017

	Shares	Value
COMMON STOCKS — 95.7%

Consumer Discretionary — 14.8%
Dick’s Sporting Goods, Inc.	19,400	$944,004
Gentex Corp.	45,700	974,781
Home Depot, Inc.	6,800	998,444
Lear Corp.	6,900	976,902
Nordstrom, Inc.	22,500	1,047,825
Wyndham Worldwide Corp.	12,000	1,011,480
		5,953,436
Consumer Staples — 7.5%
Clorox Co.	7,300	984,259
Sysco Corp.	19,200	996,864
Wal-Mart Stores, Inc.	14,300	1,030,744
		3,011,867
Energy — 9.3%
Chevron Corp.	8,900	955,593
Exxon Mobil Corp.	12,210	1,001,342
Helmerich & Payne, Inc.	14,690	977,913
SM Energy Co.	34,600	831,092
		3,765,940
Financials — 11.8%
Bank of New York Mellon Corp.	20,800	982,384
Discover Financial Services	14,100	964,299
SunTrust Banks, Inc.	16,800	929,040
Travelers Companies, Inc.	8,200	988,428
Voya Financial, Inc.	24,000	911,040
		4,775,191
Health Care — 14.9%
Baxter International, Inc.	19,600	1,016,456
C.R. Bard, Inc.	4,100	1,019,014
Celgene Corp.*	8,000	995,440
Centene Corp.*	14,200	1,011,892
Hologic, Inc.*	23,800	1,012,690
Merck & Co., Inc.	15,300	972,162
		6,027,654

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments (Unaudited) – Continued
March 31, 2017

	Shares	Value
COMMON STOCKS (Continued)

Industrials — 12.4%
Cintas Corp.	8,500	$1,075,590
Emerson Electric Co.	16,700	999,662
General Dynamics Corp.	5,300	992,160
Huntington Ingalls Industries, Inc.	4,600	921,104
Parker-Hannifin Corp.	6,400	1,026,048
		5,014,564
Information Technology — 22.6%
Adobe Systems, Inc.*	8,300	1,080,079
Alphabet, Inc., Class A*	1,200	1,017,360
Arista Networks, Inc.*	7,900	1,044,933
Cadence Design Systems, Inc.*	31,900	1,001,660
Citrix Systems, Inc.*	12,200	1,017,358
Facebook, Inc., Class A*	7,200	1,022,760
FleetCor Technologies, Inc.*	6,100	923,723
NetApp, Inc.	23,500	983,475
Take-Two Interactive Software, Inc.*	16,900	1,001,663
		9,093,011
Materials — 2.4%
Celanese Corp., Series A	11,000	988,350

Total Common Stocks
(Cost $32,884,540)		38,630,013

SHORT-TERM INVESTMENT — 4.2%
Morgan Stanley Institutional Liquidity Fund —
Treasury Portfolio, Institutional Class, 0.58%^
(Cost $1,688,255)	1,688,255	1,688,255

Total Investments — 99.9%
(Cost $34,572,795)		40,318,268
Other Assets and Liabilities, Net — 0.1%		38,671
Total Net Assets — 100.0%		$40,356,939

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of March 31, 2017.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statement of Assets and Liabilities (Unaudited)
March 31, 2017

ASSETS:
Investments, at value (cost $34,572,795)	$40,318,268
Dividends & interest receivable	17,806
Receivable for capital shares sold	58,267
Prepaid expenses	29,059
Total Assets	40,423,400

LIABILITIES:
Payable to Adviser	5,480
Payable for fund administration & accounting fees	14,180
Payable for capital shares redeemed	22,977
Payable for compliance fees	2,013
Payable for transfer agent fees & expenses	9,645
Payable for trustee fees	2,774
Accrued distribution fees	476
Accrued other expenses	8,916
Total Liabilities	66,461

NET ASSETS	$40,356,939

NET ASSETS CONSIST OF:
Paid-in capital	$30,892,694
Accumulated undistributed net investment income	51,863
Accumulated undistributed net realized gain on investments	3,666,909
Net unrealized appreciation of investments	5,745,473
Net assets	$40,356,939

Investor Class Shares:
Net assets	$1,318,128
Shares issued and outstanding(1)	142,932
Net asset value, redemption price and offering price per share	$9.22

Institutional Class Shares:
Net assets	$39,038,811
Shares issued and outstanding(1)	4,241,125
Net asset value, redemption price and offering price per share	$9.20

(1)	Unlimited shares authorized, without par value.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2017

INVESTMENT INCOME:
Interest income	$1,482
Dividend income	316,765
Total investment income	318,247

EXPENSES:
Investment advisory fees (See Note 4)	130,708
Fund administration & accounting fees (See Note 4)	45,234
Transfer agent fees & expenses (See Note 4)	27,058
Federal & state registration fees	16,834
Audit fees	8,402
Compliance fees (See Note 4)	6,006
Legal fees	5,775
Trustee fees (See Note 4)	5,044
Custody fees (See Note 4)	4,967
Other expenses	3,483
Postage & printing fees	3,170
Distribution fees — Investor Class (See Note 5)	911
Total expenses before reimbursement/waiver	257,592
Less: reimbursement/waiver from investment adviser (See Note 4)	(87,404)

Net expenses	170,188

NET INVESTMENT INCOME	148,059

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,103,604
Net change in unrealized appreciation of investments	(444,897)
Net realized and unrealized gain on investments	3,658,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,806,766

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
OPERATIONS:
Net investment income	$148,059	$462,595
Net realized gain on investments	4,103,604	5,871,338
Net change in unrealized appreciation on investments	(444,897)	(871,651)
Net increase in net assets resulting from operations	3,806,766	5,462,282

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,412,065	2,516,229
Proceeds from reinvestment of distributions	55,548	12,459
Payments for shares redeemed	(865,909)	(1,941,134)
Increase in net assets resulting from
Investor Class transactions	601,704	587,554
Institutional Class:
Proceeds from shares sold	9,809,925	13,077,842
Proceeds from reinvestment of distributions	6,525,329	7,675,594
Payments for shares redeemed	(21,049,998)	(28,602,291)
Decrease in net assets resulting from
Institutional Class transactions	(4,714,744)	(7,848,855)
Net decrease in net assets resulting
from capital share transactions	(4,113,040)	(7,261,301)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(2,598)	(568)
Institutional Class	(466,804)	(465,024)
From net realized gains:
Investor Class	(52,950)	(11,891)
Institutional Class	(6,247,909)	(7,445,208)
Total distributions to shareholders	(6,770,261)	(7,922,691)

TOTAL DECREASE IN NET ASSETS	(7,076,535)	(9,721,710)

NET ASSETS:
Beginning of period	47,433,474	57,155,184
End of period (including accumulated undistributed net
investment income of $51,863 and $373,206, respectively)	$40,356,939	$47,433,474

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class
	Six Months
	Ended	Year Ended		For the Period
	March 31, 2017	September 30,		Inception(1) Through
	(Unaudited)	2016	2015	September 30, 2014
PER SHARE DATA:
Net asset value, beginning of period	$9.95	$10.47	$11.39	$10.93

Investment operations:
Net investment income(2)	0.02	0.06	0.06	0.10
Net realized and unrealized
gain on investments	0.79	0.97	0.35	0.36
Total from investment operations	0.81	1.03	0.41	0.46

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.05)	—
Net realized gains	(1.47)	(1.48)	(1.28)	—
Total distributions	(1.54)	(1.55)	(1.33)	—
Net asset value, end of period	$9.22	$9.95	$10.47	$11.39

TOTAL RETURN(3)	8.70%	10.79%	3.21%	4.21%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of period (in 000’s)	$1,318	$703	$82	$70
Ratio of expenses to
average net assets:
Before expense
reimbursement/waiver(4)	1.45%	1.40%	1.26%	1.37%
After expense
reimbursement/waiver(4)	1.04%	1.04%	1.04%	1.04%
Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver(4)	0.45%	0.66%	0.53%	1.47%
Portfolio turnover rate(3)	41%	61%	58%	47%

(1)	Inception date of the Investor Class was February 24, 2014.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights – Continued

For a Fund share outstanding throughout the period

Institutional Class(1)
	Six Months
	Ended
	March 31,
	2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
PER SHARE DATA:
Net asset value, beginning of period	$9.97	$10.49	$11.40	$10.70	$9.01	$7.15

Investment operations:
Net investment income(2)	0.03	0.09	0.09	0.08	0.10	0.04
Net realized and unrealized
gain on investments	0.78	0.96	0.36	1.89	1.66	1.84
Total from investment operations	0.81	1.05	0.45	1.97	1.76	1.88

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.08)	(0.09)	(0.07)	(0.02)
Net realized gains	(1.47)	(1.48)	(1.28)	(1.18)	—	—
Total distributions	(1.58)	(1.57)	(1.36)	(1.27)	(0.07)	(0.02)
Paid-in capital from redemption fees	—	—	—	—	—	— (3)
Net asset value, end of period	$9.20	$9.97	$10.49	$11.40	$10.70	$9.01

TOTAL RETURN(4)	8.67%	11.03%	3.51%	19.09%	19.74%	26.37%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of period (in 000’s)	$39,039	$46,730	$57,073	$62,964	$57,572	$67,141
Ratio of expenses to
average net assets:
Before expense
reimbursement/waiver(5)	1.20%	1.11%	1.01%	1.05%	0.94%	1.06%
After expense
reimbursement/waiver(5)	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver(5)	0.70%	0.91%	0.78%	0.71%	1.01%	0.43%
Portfolio turnover rate(4)	41%	61%	58%	47%	66%	61%

(1)	Prior to February 24, 2014, Institutional Class shares were known as Class I Shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements (Unaudited)
March 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Smith Group Large Cap Core Growth Fund (“the Fund”), is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. The Investor Class commenced operations on February 24, 2014. The Institutional Class began investing consistent with its investment objective on June 1, 2007. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2017, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended March 31, 2017 the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund will make distributions of net investment income, if any, at least annually. The Fund will also distribute net capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2017

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2017

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$38,630,013	$—	$—	$38,630,013
Short-Term Investment	1,688,255	—	—	1,688,255
Total Investments in Securities	$40,318,268	$—	$—	$40,318,268

Transfers between Levels are recognized at the end of the reporting period.  During the period ended March 31, 2017, the Fund recognized no transfers between any Levels.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the industry classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Smith Asset Management Group, L.P. (“the Adviser”) to furnish investment advisory services to the Fund.  For its services, the Fund pays the Adviser a monthly management fee equal to 0.61% of the average daily net assets of the Fund.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) based upon the average daily net assets of the Fund do not exceed 1.04% and 0.79% of the Investor Class and Institutional Class, respectively.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved  without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement for the Fund is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus. During the period ended March 31, 2017, the Adviser did not recoup any of the previously waived fees.  Waived and reimbursed expenses subject to potential recovery by year of expiration are as follows:

9/30/2017	9/30/2018	9/30/2019	9/30/2020
$116,941	$136,480	$163,976	$87,404

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2017

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended March 31, 2017 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended March 31, 2017, the Fund’s Investor Class incurred expenses of $911 pursuant to the Plan.

6.  CAPITAL SHARE TRANSACTIONS

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Investor Class:
Shares sold	153,183	262,123
Shares issued to holders in reinvestment of distributions	6,227	1,333
Shares redeemed	(87,120)	(200,629)
Net increase in Investor Class shares	72,290	62,827

Institutional Class:
Shares sold	1,079,559	1,336,659
Shares issued to holders in reinvestment of distributions	733,183	820,919
Shares redeemed	(2,259,978)	(2,911,758)
Net decrease in Institutional Class shares	(447,236)	(754,180)

Net decrease in shares outstanding	(374,946)	(691,353)

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2017

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2017, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$ —	$ —	$17,088,792	$28,806,279

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2016, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$7,251,743	$(1,065,126)	$6,186,617	$41,246,059

The differences between book and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales on the Fund.

At September 30, 2016, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Other		Total
Undistributed	Long-Term	Accumulated	Unrealized	Accumulated
Ordinary Income	Capital Gains	Losses	Appreciation	Earnings
$380,361	$5,867,917	$(7,155)	$6,186,617	$12,427,740

As of September 30, 2016, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2016, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the period ended March 31, 2017 was as follows:

	Long-Term
Ordinary Income*	Capital Gains	Total
$469,402	$6,300,859	$6,770,261

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

	Long-Term
Ordinary Income*	Capital Gains	Total
$815,408	$7,107,283	$7,922,691

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2017

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2017, Charles Schwab & Co., Inc., for the benefit of its customers, owned 63.43% of the outstanding shares of the Fund.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited)
March 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — SMITH ASSET MANAGEMENT GROUP, L.P.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Smith Asset Management Group, L.P. (“Smith Group” or the “Adviser”) regarding the Smith Group Large Cap Core Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Smith Group and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Smith Group with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by  Smith Group; (3) the costs of the services provided by Smith Group and the profits realized by Smith Group from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Smith Group resulting from its relationship with the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Smith Group, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Smith Group set forth in the Investment Advisory Agreement, as it relates to the Fund, continue to be fair and reasonable in light of the services that Smith Group performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to the Fund are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Smith Group provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining for the Fund the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Smith Group effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Smith Group’s strong capitalization and its assets under management.  The Trustees then

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2017

considered the investment philosophy of the Fund’s portfolio managers and noted their significant investment management experience.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Smith Group provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Smith Group.  In assessing the quality of the portfolio management delivered by Smith Group, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s respective peer funds according to Morningstar classifications, and the Fund’s respective composite of separate accounts that Smith Group manages utilizing similar investment strategies as that of the Fund.  When comparing the Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was in the fifty-second, sixty-second, twenty-first, and forty-sixth percentiles for the year-to-date, one-year, three-year, and five-year periods ended October 31, 2016.  The Trustees observed that the Fund underperformed its respective benchmarks for the one-year, three-year and five-year periods ended October 31, 2016. For the year-to-date period ended October 31, 2016, the Trustees noted that the Fund had outperformed the benchmark Russell 1000 Growth Total Return Index, but underperformed the benchmark S&P 500 Index.  The Trustees then observed that the Fund’s performance was consistent with the performance of its respective composite over all relevant time periods.

Cost of Advisory Services and Profitability.  The Trustees considered the respective annual advisory fee that the Fund pays to Smith Group under the Investment Advisory Agreement, as well as Smith Group’s profitability from services that it rendered to each Fund during the 12 month period ended June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on Smith Group’s compensation and that Smith Group has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees noted the management fees Smith Group respectively charges to separately managed accounts with similar investment strategies and similar asset levels as the Fund are lower than the advisory fees that the Fund pays to Smith Group.  They also noted, however, that Smith Group has additional responsibilities with respect to the Fund, including additional portfolio management and compliance obligations and the preparation of Board and shareholder materials, which justify the higher fees.  The Trustees concluded that Smith Group’s service relationship with respect to the Fund had yielded a reasonable level of profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark categories.  The Trustees noted that the Fund’s management fee was lower than both the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements of the Fund, the total expenses of the Fund’s Institutional Class were lower than, and the Investor Class was higher than, the average and median total expenses of funds comprising the benchmark category. The Trustees also considered the average net assets of funds comprising the benchmark category for the Fund were significantly higher than the assets of that Fund.  The Trustees observed that when the benchmark category was limited to funds that had similar assets to the Fund, the total expenses of both the Institutional Class and Investor Class were lower than the category median and average. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Smith Group’s advisory fees with respect to each Fund continue to be reasonable.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2017

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered Smith Group had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered the extent to which Smith Group utilizes soft dollar arrangements with respect to portfolio transactions, and considered that Smith Group does not use affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Smith Group incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees considered that Smith Group may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Smith Group does not receive additional material benefits from its relationship with the Fund.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-877-764-8465.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-764-8465.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-877-764-8465, or (2) on the SEC’s website at www.sec.gov.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information abowsut you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Smith Asset Management Group, L.P.
100 Crescent Court, Suite 1150
Dallas, Texas  75201

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-877-764-8465.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 5, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    June 5, 2017

* Print the name and title of each signing officer under his or her signature.